UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 11, 2006

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      0-17072                  11-2844247
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
    of Incorporation)               File Number)          Identification Number)

      100 Sweeneydale Avenue, Bayshore, New York                  11706
        (Address of Principal Executive Offices)                (Zip Code)

                                 (516) 434-1300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On May 11, 2006, Windswept Environmental Group, Inc. ("Windswept") entered into an Amendment and Fee Waiver Agreement (the "Amendment and Fee Waiver Agreement"), effective as of May 10, 2006, with Laurus Master Fund, Ltd. ("Laurus"), pursuant to which Laurus agreed to further amend the terms of the registration rights agreement between Windswept and Laurus dated as of June 30, 2005 (the "Registration Rights Agreement"). A copy of the Amendment and Fee Waiver Agreement is attached as Exhibit 10.1 and is incorporated by reference herein.

      The terms of the Registration Rights Agreement, as amended pursuant to an amendment and fee waiver agreement dated March 20, 2006 (the "March Amendment"), require Windswept to file a registration statement (the "Initial Registration Statement") and have it declared effective by the Securities and Exchange Commission (the "SEC") by May 10, 2006 covering a portion of the shares of common stock underlying each of the following:

      o The amended and restated secured convertible term note, dated October 6, 2005, issued by Windswept to Laurus in the aggregate principal amount of $7,350,000, maturing on June 30, 2008 (the "Note");
      o The option issued by Windswept to Laurus on June 30, 2005 originally to purchase 30,395,179 shares of Windswept's common stock (the "Option"); and
      o The warrant issued by Windswept to Laurus on June 30, 2005 to purchase 13,750,000 shares of Windswept's common stock (the "Warrant");

      Pursuant to the Amendment and Fee Waiver Agreement, Windswept and Laurus agreed to extend the deadline by which the Initial Registration Statement must be declared effective by the SEC from May 10, 2006 to June 15, 2006.

      The Registration Rights Agreement and the March Amendment provided that beginning May 11, 2006, Windswept would be required to pay to Laurus the following fees (the "Fees") in the event that the registration statement is not effective by May 11, 2006:

      o 1.5% of the principal outstanding on the Note, for the first thirty days, prorated for partial periods; and
      o 2.0% of the principal outstanding on the Note, for each subsequent thirty day period.
As of May 1, 2006, the Company is current in its payment obligations to Laurus.

      Pursuant to the Amendment and Fee Waiver Agreement, the date by which any Fees may accrue and become payable has been postponed until June 16, 2006 with respect to the Initial Registration Statement.

Item 9.01. Exhibits.

(d) Exhibits.

10.1. Amendment and Fee Waiver Agreement, dated May 11, 2006 and effective as of May 10, 2006.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WINDSWEPT ENVIRONMENTAL GROUP, INC.


                                By: /s/ Michael O'Reilly
                                    --------------------------------------------
                                    Name: Michael O'Reilly
                                    Title: President and Chief Executive Officer

Date: May 17, 2006


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

                                  Exhibit Index

10.1. Amendment and Fee Waiver Agreement, dated May 11, 2006 and effective as of May 10, 2006.


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